Goodwill and Identifiable Intangible Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 4 — Goodwill and Intangible Assets

Our intangible consist of trademarks, technology (including patents), customer relationships, and the IPR&D. The carrying value of those intangible assets, and the associated amortization, were as follows:

	March 31, 2014	December 31, 2013
Trademarks	$2,310,000	$2,310,000
Technology	2,355,000	2,355,000
Customer relationships	708,000	708,000
In-process research and development	29,585,000	29,585,000
Total	$34,958,000	$34,958,000
Less accumulated amortization	(1,280,629)	(1,189,046)
	$33,677,371	$33,768,954

Amortization expense associated with our definite-lived intangible assets of $39,249 was recorded to cost of royalties and $52,333 was recorded to general and administrative expense for the three months ended March 31, 2014. Amortization expense for the remainder of 2014 is expected to be $274,750. Annual amortization expense based on our existing intangible assets and their estimated useful lives is expected to be approximately:

2015	366,300
2016	366,300
2017	366,300
2018	300,000
2019	277,800
Thereafter	2,140,900

We are currently conducting (i) a Phase 1/2 clinical trial in critical limb ischemia that is being funded by the National Institutes of Health, and (ii) a Phase 1 clinical trial in grade IV malignant glioma following surgery that is funded by Duke University, both using the intellectual property and know-how encompassed by the IPR&D. The Company completed enrollment of the Phase 2 RECOVER-Stroke trial for ischemic stroke on January 6, 2014 and preliminary clinical results were announced in May 2014 (Note 11).

Goodwill represents the purchase price of acquisitions in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions. As a result of our acquisition of Aldagen, we recorded goodwill of approximately $422,000; previously, we had goodwill of approximately $707,000 as a result of the acquisition of the Angel business. There were no changes to our recorded goodwill in the quarters ended March 31, 2014 and 2013.

Note 11 — Goodwill and Identifiable Intangible Assets

Goodwill

Goodwill represents the purchase price of acquisitions in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions.

As a result of the Company’s acquisition of Aldagen in February 2012, the Company recorded goodwill of approximately $422,000. Prior to the acquisition of Aldagen, the Company had goodwill of approximately $707,000 as a result of the acquisition of the Angel business in April 2010.

The Company conducts an impairment test of goodwill on an annual basis as of October 1 of each year. The Company will also conduct tests if events occur or circumstances change that would, more likely than not, reduce the fair value of the Company below its carrying value.

During 2013, planned enrollment in the Company’s Phase 2 clinical trial for ALDH-401 began experiencing patient enrollment delays. The delay has resulted in extended time to enroll and added costs associated with the delay. On September 17, 2013, Cytomedix announced its decision to become a more commercially focused company and reorganize its research and development activities. The plan includes a strategic reorganization of its research and development operations that involve the ALDH-401 trial and ALDH Bright Cell platform, intention to proceed with trial enrollment through the end of 2013 with an enrollment goal of 50 patients, and pursuit of strategic partnerships to continue the trial beyond 2013 (“Announcement”). This Announcement identified several indicators of a potential impairment of intangible assets acquired in the Aldagen acquisition; as such, the Company felt it necessary to perform an impairment analysis on its goodwill as of September 30, 2013.

U.S. GAAP provides for a two-step process for measuring for impairment of goodwill. Step 1 of the impairment process is to determine if the fair value of the reporting unit exceeds its carrying value. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired, thus the second step of the impairment test is unnecessary.

The Company’s goodwill is contained in its sole operating segment and reporting unit. Based on its assessment, the fair value of the reporting unit (determined with reference to its quoted market cap) exceeded its carrying value at September 30, 2013 and the Company determined that goodwill was not impaired. Accordingly, the Step Two analysis is not applicable.

The Company also conducted an impairment test of goodwill as of October 1, 2013 and determined that goodwill was not impaired. In addition, other than the events identified above, no other triggering events were identified during the year ended December 31, 2013.

The table below sets forth the changes in the carrying amount of goodwill for the period indicated:

Balance at January 1, 2012	$706,823
Goodwill related to Aldagen acquisition	616,826
Adjustment as a result of measurement period change	(195,132)
Balance at December 31, 2012	$1,128,517
Change in 2013	—
Balance at December 31, 2013	$1,128,517

Identifiable Intangible Assets

Cytomedix’s identifiable intangible assets consist of trademarks, technology (including patents), customer relationships, and in-process research and development. These assets are a result of the Angel Business and Aldagen acquisitions. The carrying value of those intangible assets, and the associated amortization, were as follows:

	December 31, 2013	December 31, 2012
Trademarks	$2,310,000	$2,310,000
Technology	2,355,000	2,355,000
Customer relationships	708,000	708,000
In-process research and development	29,585,000	29,585,000
Total	$34,958,000	$34,958,000
Less accumulated amortization	(1,189,046)	(822,713)
	$33,768,954	$34,135,287

Definite-lived intangible assets

The Company's intangible assets that have definite lives are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indicators were present, the Company would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount (i. e., the asset is not recoverable), the Company would perform the next step, which is to determine the fair value of the asset and record an impairment loss, if any. The Company periodically reevaluates the useful lives for these intangible assets to determine whether events and circumstances warrant a revision in their remaining useful lives.

As a result of the September 17, 2013 announcement discussed above, the Company believed an impairment assessment of the Aldagen-related Trademarks and Trademark, as of September 30, 2013, was warranted. The Company performed a qualitative assessment and identified driving factors used in the original valuation of the Trademarks and Tradename, including the projected revenue stream and discount factor that may have changed. The Company considered the impact of such changes to the undiscounted future cash flows used to value the Trademarks and Tradename, and concluded that the changes to the driving factors that management was able to quantify did not have a significant impact to the undiscounted future cash flows. The Company realizes that, in addition to the projected revenue stream and discount factor, other additional factors may have changed whose financial impacts are currently unknown, but may become more clear as strategic discussions proceed over the next few months. The Company expects that before the end of the second quarter of 2014, when the Company expects to announce top line efficacy, there will be additional clarity regarding the process and its impacts to the recoverability of the Trademarks and Tradename asset.

As a result, management concludes that the fair value of the Trademarks and Tradename definite-lived intangible asset is not less than its carrying value of approximately $1.7 million and therefore it is not impaired as of September 30, 2013. Other than the events identified above, no other triggering events were identified during the year ended December 31, 2013.

Indefinite-lived intangible assets

The Company evaluates its indefinite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable, and at least on an annual basis on October 1 of each year, by comparing the fair value of the asset with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, the Company would recognize an impairment loss in the amount of that excess. The Company's sole indefinite-lived intangible asset is its in-process research and development (“IPR&D”) acquired in connection with its acquisition of Aldagen in 2012. The IPR&D asset consists of its ALDH bright cell platform. The Company is currently conducting (i) a Phase 2 clinical trial for this technology in ischemic stroke, (ii) a Phase 1/2 clinical trial in critical limb ischemia that is being funded by the National Institutes of Health, and (iii) a Phase 1 clinical trial in grade IV malignant glioma following surgery that is funded by Duke University.

As a result of the September 17, 2013 announcement discussed above, the Company believed an impairment assessment of the IPR&D, as of September 30, 2013, was warranted. The Company performed a qualitative assessment and identified driving factors used in the original valuation of the IPR&D, including the projected non-diagnostic revenues and expenses, clinical trial expenses, commercial revenue stream and discount factor, that may have changed. The changes to driving factors that management was able to identify (including delayed revenue stream generation and increased clinical trial costs) were offset by the impacts on the model of the passage of time (i.e., the clinical trial delay approximates the passage of time). The Company realizes that, in addition to the delayed revenue stream generation and increased clinical trial costs, other additional factors may have changed whose financial impacts are currently unknown, but may become more clear as strategic discussions proceed over the next few months. The Company expects that before the end of the second quarter of 2014, when the Company expects to announce top line efficacy, there will be additional clarity regarding the process and its impacts to the recoverability of the IPR&D asset. Negative results from this data or other factors that negatively impact the fair value of such assets could result in impairment and a resulting non-cash write-off of a significant portion of our goodwill and intangible assets, which would have an adverse effect on our financial condition and operating results.

As a result, management concludes that the fair value of the IPR&D indefinite-lived intangible asset approximates its carrying value (is not less than its carrying value) and therefore it is not impaired as of September 30, 2013.

The Company also conducted a quantitative impairment test of the IPR&D as of October 1, 2013 and determined that the IPR&D was not impaired. In addition, other than the events identified above, no other triggering events were identified during the year ended December 31, 2013. The impairment valuation process included updating the valuation model that was initially used to establish the expected fair value of the IPR&D in February 2012. This included adjusting the timing and amounts of expected cash flows resulting from the change from an operational model to a royalty model and other factors such as discount rates. The resulting valuation resulted in a fair value that exceeded the carrying value by approximately $1.5 million as of October 1, 2013.

Amortization expense of approximately $88,000 was recorded to cost of sales, $69,000 to cost of royalties, and approximately $209,000 was recorded to general and administrative expense in the year ended December 31, 2013. Annual amortization expense based on our existing intangible assets and their estimated useful lives is expected to be approximately:

2014	366,333
2015	366,333
2016	366,333
2017	366,333
2018	299,985
Thereafter	2,418,637